                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 26, 2000

                      SMURFIT-STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)

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
            DELAWARE                                       000-23876                                     43-1531401
  (State or other jurisdiction                            (Commission                                 (I.R.S. Employer
       of incorporation)                                  File Number)                               Identification No.)

                                                   150 NORTH MICHIGAN AVENUE
                                                       CHICAGO, ILLINOIS                                    60601
                                            (Address of Principal Executive Offices)                     (Zip Code)

                                                         (312) 346-6600
                                       Registrant's Telephone Number, Including Area Code

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                         -----------------------------
         (Former name or former address, if changed since last report)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     On May 31, 2000, Smurfit-Stone Container Corporation (the "Company") acquired (the "Acquisition") St. Laurent Paperboard Inc. (the "Acquired Business"). The Company reported the Acquisition on a Form 8-K dated May 26, 2000 and filed June 6, 2000. Under the requirements of Form 8-K, Item 7(a)(4) and Item 7(b)(2), the Company has sixty days from the date on which the Form 8-K was required to be filed to file the required financial statements and pro forma financial information. This amendment provides the financial statements and pro forma financial information required by Regulation S-X.

     A.   Financial Statements of Businesses Acquired.

          The following financial statements of the Acquired Business are attached as Exhibit 99.3:

          (i)       Auditor's Report;

          (ii) Consolidated Statements of Earnings (Loss), Consolidated Statements of Retained Earnings and Consolidated Statements of Cash Flows for the years ended December 31, 1999, December 31, 1998 and December 31, 1997;

          (iii) Consolidated Balance Sheets as of December 31, 1999 and December 31, 1998; and

          (iv)      Notes to Consolidated Financial Statements.

          The following financial statements of the Acquired Business are attached as Exhibit 99.4:

          (i) Unaudited Consolidated Statements of Earnings and Retained Earnings and Unaudited Consolidated Statements of Changes in Cash Position for the three-month periods ended March 31, 2000 and March 31, 1999;

          (ii) Consolidated Balance Sheets as of March 31, 2000 (unaudited) and December 31, 1999; and


          (iii)     Notes to Consolidated Financial Statements (unaudited).


     B.   Pro Forma Financial Information.

          The following Unaudited Pro Forma Condensed Consolidated Financial Data of the Company are attached as Exhibit 99.5:

          (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000;

          (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three-month period ended March 31, 2000;

          (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999; and

          (iv)      Notes to Unaudited Pro Forma Condensed Consolidated
                    Financial Data.


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
         C. Exhibits. The following exhibits are filed as a part of this report:

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

          EXHIBIT NO.         DESCRIPTION
          -----------         -----------


          23.1                Consent of independent accountants

          99.3 Audited financial statements of the Acquired Business as of December 31, 1999 and December 31, 1998 and for the years ended December 31, 1999, December 31, 1998 and December 31, 1997

          99.4 Audited financial statements of the Acquired Business as of December 31, 1999 and unaudited financial statements as of March 31, 2000 and for the three-month periods ended March 31, 2000 and March 31, 1999

          99.5 Unaudited Pro Forma Condensed Consolidated Financial Data of the Company as of March 31, 2000 and for the three-month period ended March 31, 2000 and the year ended December 31, 1999
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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SMURFIT-STONE CONTAINER CORPORATION


Dated: July 14, 2000              By:   /s/ PAUL K. KAUFMANN
                                      ------------------------------------------
                                  Name:  Paul K. Kaufmann
                                  Title: Vice President and Corporate Controller



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
                                 EXHIBIT INDEX
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

Exhibit No.                        Description
-----------                        -----------

23.1                               Consent of independent accountants

99.3 Audited financial statements of the Acquired Business as of December 31, 1999 and December 31, 1998 and for the years ended December 31, 1999, December 31, 1998 and December 31, 1997

99.4 Audited financial statements of the Acquired Business as of December 31, 1999 and unaudited financial statements as of March 31, 2000 and for the three-month periods ended March 31, 2000 and March 31, 1999

99.5 Unaudited Pro Forma Condensed Consolidated Financial Data of the Company as of March 31, 2000 and for the three-month period ended March 31, 2000 and the year ended
                                   December 31, 1999

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